                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549

                          ----------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          February 25, 1997
                                                 --------------------------


                              Merrill Lynch & Co., Inc.
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                (Exact Name of Registrant as Specified in its Charter)


Delaware                          1-7182                        13-2740599
(State or Other                (Commission                 (I.R.S. Employer
Jurisdiction of                File Number)                Identification No.)
Incorporation)

World Financial Center, North Tower, New York, New York         10281-1332
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code :        (212) 449-1000
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            (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5.  OTHER EVENTS
         ------------

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of December 27, 1996 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co."). Also filed herewith is a statement setting forth the computation of certain ML&Co. financial ratios for the periods presented.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

    (c)  EXHIBITS
         --------

    (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

    (99) Additional Exhibits
         (i) Preliminary Unaudited Consolidated Balance Sheet of ML & Co. as of December 27, 1996

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                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH & CO., INC.
                                            ----------------------------
                                                   (Registrant)



                                            By: /s/ Joseph T. Willett
                                               -------------------------
                                                    Joseph T. Willett
                                                    Senior Vice President,
                                                    Chief Financial Officer

Date: February 25, 1997

                                          3


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                                    EXHIBIT INDEX
                                    -------------


Exhibit No.   Description                                                 Page
-----------   -----------                                                 ----

(12)               Computation of Ratios of Earnings to Fixed Charges and   5
                   Combined Fixed Charges and Preferred Stock Dividends

(99)               Additional Exhibits

                   (i)  Preliminary Unaudited Consolidated Balance Sheet
                        of ML & Co. as of December 27, 1996                 6












































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